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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                     ------------------------------------


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of Report): Date of earliest event reported: (July 15, 2002) July 15, 2002


                           KEY ENERGY SERVICES, INC.
           (Exact name of registrant as specified in its charter)




          MARYLAND                     1-8038                  04-2648081
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                            IDENTIFICATION NO.)


                                 6 Desta Drive
                              Midland, Texas 79705
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 915-620-0300
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)










ITEM 5.           OTHER EVENTS

    The Registrant announced a new $150 Million Credit Facility and updated guidance on the quarter ended June 30, 2002 and fiscal year ended June 30, 2002. See press release attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

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         (a)   Financial Statements of Businesses Acquired.

                     None.

         (b)   Pro Forma Financial Information.

                     None.

Exhibits.

                 99.1  -  Press Release dated July 15, 2002.


                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 15, 2002                     KEY ENERGY SERVICES, INC.



                                             By: /s/ Francis D. John
                                               --------------------------------
                                               Francis D. John, President